SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               February 18, 1997

                        CABLEVISION SYSTEMS CORPORATION
             (Exact Name of Registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

        1-9046                                           11-2776686
(Commission File Number)                    (IRS Employer Identification Number)

                 One Media Crossways, Woodbury, New York 11797
                    (Address of principal executive offices)

              Registrant's telephone number, including area code:
                                 (516) 364-8450

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Item 5. OTHER EVENTS

     Cablevision Systems Corporation (the "Registrant" or the "Company") hereby supplements and, to the extent any prior disclosure in the Company's Form 10-K for the year ended December 31, 1995 (the "Form 10-K") or Form 10-Qs for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 (the "Form 10-Qs") are inconsistent herewith, amends the Form 10-K and Form 10-Qs as follows:

     On February 18, 1997, Rainbow Programming Holdings, Inc. ("Rainbow Programming"), a wholly-owned subsidiary of the Registrant, on behalf of two of its wholly owned subsidiaries, Rainbow Garden Corporation and Garden LP Holding Corp., made a payment of $168.75 million (plus accrued interest) to ITT Corporation, increasing its partnership interest in Madison Square Garden, L.P. ("MSG") from approximately 26.6% to 50% and thus equalizing its interest in MSG.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  The following exhibits are filed as a part of this report on Form 8-K:

          Press Release, dated February 18, 1997.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CABLEVISION SYSTEMS CORPORATION

                                   By: /s/ William J. Bell
                                      ----------------------------


Dated: February 18, 1997


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                               Index to Exhibits


Exhibit No.                Description
-----------                -----------

   99.1                    Press Release, dated February 18, 1997


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